                                                                 EXHIBIT 25



                                  POWER OF ATTORNEY


   We, the undersigned officers and directors of Boston Edison Company (the "Company"), hereby severally constitute Thomas J. May, Charles E. Peters, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, the registration statement and any and all amendments thereto filed or to be filed with the Securities and Exchange Commission for the purpose of registering the Common Stock of the Company to be issued pursuant to the Boston Edison Negotiated Savings Plan for Production and Maintenance Employees together with interests under such Plan, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said registration statement and any and all amendments thereto.

   WITNESS our hands and common seal on the respective dates set forth below.

/S/ THOMAS J. MAY            Chairman of the Board,
- -----------------             Chief Executive
THOMAS J. MAY                 Officer and Director         March 23, 1995


/S/ CHARLES E. PETERS, JR.   Senior Vice President         March 23, 1995
- -------------------------     Finance
CHARLES E. PETERS, JR.


/S/ ROBERT J. WEAFER         Vice President,
- --------------------          Controller and Chief
ROBERT J. WEAFER, JR.         Accounting Officer           March 23, 1995


/S/ WILLIAM F. CONNELL       Director                      March 23, 1995
- ----------------------
WILLIAM F. CONNELL

/S/ GARY L. COUNTRYMAN       Director                      March 23, 1995
- ----------------------
GARY L. COUNTRYMAN

/S/ GEORGE W. DAVIS          Director                      March 23, 1995
- -------------------
GEORGE W. DAVIS

- --------------------         Director                      March 23, 1995
THOMAS G. DIGNAN, JR.

- ------------------           Director                      March 23, 1995
CHARLES K. GIFFORD

/S/ NELSON S. GIFFORD        Director                      March 23, 1995
- ---------------------
NELSON S. GIFFORD

/S/ KENNETH I. GUSCOTT       Director                      March 23, 1995
- ----------------------
KENNETH I. GUSCOTT

- ----------------             Director
MATINA S. HORNER

/S/ THOMAS J. MAY            Director                      March 23, 1995
- -----------------
THOMAS J. MAY

/S/ SHERRY H. PENNY          Director                      March 23, 1995
- -------------------
SHERRY H. PENNEY

/S/ BERNARD W. REZNICEK      Director                      March 23, 1995
- -----------------------
BERNARD W. REZNICEK

/S/ HERBERT ROTH, JR.        Director                      March 23, 1995
- --------------------
HERBERT ROTH, JR.

- ------------------           Director
STEPHEN J. SWEENEY

- ---------------              Director
PAUL E. TSONGAS